UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2025

VIPER ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-288431	39-2596878
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

500 West Texas Ave., Suite 100 Midland, TX	79701
(Address of principal executive offices)	(Zip code)

(432) 221-7400
(Registrant’s telephone number, including area code)

New Cobra Pubco, Inc.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.000001 per share	VNOM	The Nasdaq Stock Market LLC (NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

Effective August 19, 2025, Viper Energy, Inc. (formerly New Cobra Pubco, Inc.), a Delaware corporation (“New Viper”), completed the previously announced transactions contemplated by the Agreement and Plan of Merger, dated June 2, 2025 (the “Merger Agreement”), by and among VNOM Sub, Inc. (formerly Viper Energy, Inc.), a Delaware corporation (“Former Viper”), Viper Energy Partners LLC, a Delaware limited liability company (“Viper Opco”), Sitio Royalties Corp., a Delaware corporation (“Sitio”), Sitio Royalties Operating Partnership, LP, a Delaware limited partnership (“Sitio Opco”), New Viper, Cobra Merger Sub, Inc., a Delaware corporation (“Viper Merger Sub”), and Scorpion Merger Sub, Inc., a Delaware corporation (“Sitio Merger Sub”).

The Merger Agreement provides for, among other things, the acquisition of Sitio by Former Viper in an all-equity transaction through: (i) the merger of Sitio Merger Sub with and into Sitio, with Sitio continuing as the surviving corporation and a wholly owned subsidiary of New Viper (the “Sitio Pubco Merger”), (ii) the merger of Viper Merger Sub with and into Former Viper, with Former Viper continuing as the surviving corporation and a wholly owned subsidiary of New Viper (the “Viper Pubco Merger” and, together with the Sitio Pubco Merger, the “Pubco Mergers”), and (iii) the merger of Sitio Opco with and into Viper Opco, with Viper Opco continuing as the surviving entity (the “Opco Merger” and, together with the Pubco Mergers, the “Mergers”), in each case on the terms set forth in the Merger Agreement.

As a result of the Mergers, among other things:

•

at the effective time of the Sitio Pubco Merger (the “Sitio Pubco Merger Effective Time”, which was 12:01 a.m., Eastern Time, on August 19, 2025), (A) each share of Sitio’s Class A common stock, par value $0.0001 per share (“Sitio Class A Common Stock”), issued and outstanding immediately prior to the Sitio Pubco Merger Effective Time (other than certain excluded shares) was cancelled and automatically converted into the right to receive 0.4855 fully paid and nonassessable shares of New Viper’s Class A common stock, par value $0.000001 per share (“New Viper Class A Common Stock”), and (B) each share of Sitio’s Class C common stock, par value $0.0001 per share (“Sitio Class C Common Stock”), issued and outstanding immediately prior to the Sitio Pubco Merger Effective Time was automatically cancelled and ceased to exist;

•

at the effective time of the Viper Pubco Merger (the “Viper Pubco Merger Effective Time”, which was 12:01 a.m., Eastern Time, on August 19, 2025), (A) each share of Former Viper’s Class A common stock, par value $0.000001 per share (“Former Viper Class A Common Stock”), issued and outstanding immediately prior to the Viper Pubco Merger Effective Time (other than certain excluded shares) was cancelled and automatically converted into one share of New Viper Class A Common Stock and (B) each share of Former Viper’s Class B common stock, par value $0.000001 per share, issued and outstanding immediately prior to the Viper Pubco Merger Effective Time was automatically cancelled and converted into one share of New Viper’s Class B common stock, par value $0.000001 per share (the “New Viper Class B Common Stock” and together with the New Viper Class A Common Stock, the “New Viper Common Stock”);

•

at the Sitio Pubco Merger Effective Time, each award of restricted stock units in respect of Sitio Class A Common Stock that was outstanding immediately prior to the Sitio Pubco Merger Effective Time, whether or not subject in whole or in part to performance-based vesting conditions, vested in full, with any performance goals in respect of any incomplete performance period deemed achieved based on target performance, and was cancelled and converted into the right to receive (i) 0.4855 shares of New Viper Class A Common Stock in respect of each share subject to such restricted stock unit award and (ii) an amount in cash equal to any accrued but unpaid cash-based dividend equivalents;

•

immediately prior to the Sitio Pubco Merger Effective Time, each award of restricted securities consisting of a number of common units representing limited partnership interests in Sitio Opco (“Sitio Opco Units”) and an equivalent number of shares of Sitio Class C Common Stock (each, a “Sitio Opco Unit Award”) that was outstanding immediately prior to the Sitio Pubco Merger Effective Time vested in full and each Sitio Opco Unit and share of Sitio Class C Common Stock subject to such Sitio Opco Unit Award was treated as described above and below, as if such Sitio Opco Unit and share of Sitio Class C Common Stock was not subject to such Sitio Opco Unit Award;

•

at the Viper Pubco Merger Effective Time, each award of restricted stock units in respect of Former Viper Class A Common Stock that was outstanding immediately prior to the Viper Pubco Merger Effective Time, whether or not subject in whole or in part to performance-based vesting conditions, was cancelled and converted into a corresponding award in respect of the same number of shares of New Viper Class A Common Stock, subject to the same terms and conditions as were applicable to the award immediately prior to the Viper Pubco Merger Effective Time; and

•

following the Pubco Mergers, at the effective time of the Opco Merger (the “Opco Merger Effective Time”, which was 12:02 a.m., Eastern Time, on August 19, 2025), (A) each Sitio Opco Unit held by Former Viper, Sitio, New Viper, or any of their wholly owned subsidiaries immediately prior to the Opco Merger Effective Time was converted into 0.4855 common units representing limited liability company membership interests in Viper Opco (the “Viper Opco Units”) and (B) each other Sitio Opco Unit issued and outstanding immediately prior to the Opco Merger Effective Time (other than certain excluded units) was converted into the right to receive (i) 0.4855 Viper Opco Units and (ii) 0.4855 shares of New Viper Class B Common Stock.

On August 19, 2025, the Mergers were consummated in accordance with the Merger Agreement. In connection with the consummation of the Mergers, Former Viper changed its name from “Viper Energy, Inc.” to “VNOM Sub, Inc.” and New Viper changed its name from “New Cobra Pubco, Inc.” to “Viper Energy, Inc.”

The issuance of New Viper Class A Common Stock pursuant to the Mergers was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to New Viper’s registration statement on Form S-4 (File No. 333-288431) initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 30, 2025, and declared effective by the SEC on July 18, 2025, including the definitive joint information statement/proxy statement/prospectus forming a part thereof (as amended or supplemented, the “Joint Information Statement/Proxy Statement/Prospectus”). For a more detailed description of the Mergers and the Merger Agreement, please see the Joint Information Statement/Proxy Statement/Prospectus.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which was filed as Exhibit 2.1 to Former Viper’s Current Report on Form 8-K, filed with the SEC on June 4, 2025 and is incorporated herein by reference.

This Current Report on Form 8-K (this “Current Report”) establishes New Viper as the successor issuer to Former Viper pursuant to Rule 12g-3(c) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Pursuant to Rule 12g-3(d) under the Exchange Act, shares of New Viper Class A Common Stock are deemed to be registered under Section 12(b) of the Exchange Act, and New Viper is subject to the informational requirements of the Exchange Act, and the rules and regulations promulgated thereunder. New Viper hereby reports this succession in accordance with Rule 12g-3(f) under the Exchange Act. All filings with the SEC by New Viper will be filed under CIK No. 0002074176. All filings made by Former Viper can be found under CIK No. 0001602065.

Shares of New Viper Class A Common Stock are listed on the Nasdaq Global Select Market (“Nasdaq”) under the trading symbol “VNOM”, which is the same symbol formerly used for the Former Viper Class A Common Stock, and will begin trading at the market opening on August 19, 2025. Shares of New Viper Class A Common Stock have a new CUSIP number of 64361Q101.

Item 1.01	Entry into a Material Definitive Agreement

Registration Rights Agreement

At the closing of the Mergers (the “Closing”), New Viper entered into a registration rights agreement (the “Registration Rights Agreement”) with certain holders of Sitio Opco Units as of immediately prior to the Closing (who now are holders of Viper Opco Units and New Viper Class B Common Stock pursuant to the Mergers) (the “RRA Parties”). The Registration Rights Agreement grants each RRA Party certain registration rights with respect to its registrable securities, consisting of shares of New Viper Class A Common Stock.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Registration Rights Agreement, a copy of which is filed as Exhibit 4.1 to this Current Report and is incorporated herein by reference.

Fourth Amended and Restated Limited Liability Company Agreement of Viper Opco

In connection with the Closing, Former Viper, New Viper, Diamondback Energy, Inc. a Delaware corporation (“Diamondback”), Diamondback E&P LLC, a Delaware limited liability company, Tumbleweed Royalty IV, LLC, a Delaware limited liability company, former holders of Sitio Opco Units and certain other parties thereto entered into a Fourth Amended and Restated Limited Liability Company Agreement of Viper Opco (the “Fourth A&R Viper Opco LLCA”) amending and restating the Third Amended and Restated Limited Liability Company Agreement of Viper Opco (the “Third A&R Viper Opco LLCA”). The Fourth A&R Viper Opco LLCA provides, among other things, that the references to Former Viper in the Third A&R Viper Opco LLCA are amended to refer to New Viper.

The Fourth A&R Viper Opco LLCA also provides that members of Viper Opco, other than New Viper, as the managing member, or each of New Viper’s wholly owned subsidiaries that owns one or more Viper Opco Units (“Viper Opco Members”), may require New Viper to redeem (each, a “Redemption”) all or a portion of the shares of New Viper Class B Common Stock held by such Viper Opco Member, together with an equal number of Viper Opco Units (one share of New Viper Class B Common Stock and one Viper Opco Unit, together, a “Paired Unit”, and a Paired Unit that has in fact been tendered for Redemption, a “Tendered Unit”), in exchange for a number of shares of New Viper Class A Common Stock equal to the number of Tendered Units. The Fourth A&R Viper Opco LLCA also provides that, in lieu of any Redemption, New Viper will be entitled, subject to the redeeming Viper Opco Member’s acceptance in writing, to purchase some or all of the Tendered Units from such redeeming Viper Opco Member for an amount of cash equal to the product of (x) (A) the number of Tendered Units, multiplied by (B) the average of the daily closing prices per share of New Viper Class A Common Stock for the 20 consecutive trading days immediately prior to the date of determination, multiplied by (y) the percentage of such Tendered Units being settled in cash, expressed as a percentage of the total number of Tendered Units rounded up to the nearest Tendered Unit (with the remainder of any Tendered Units not settled in cash to be redeemed for shares of New Viper Class A Common Stock). Subject to certain exceptions, without New Viper’s consent, no Viper Opco Member may (i) effect a Redemption for less than 2,000 Paired Units, if such Viper Opco Member holds at least 2,000 Paired Units, (ii) effect a Redemption for less than all of the Paired Units held by such Viper Opco Member, if such Viper Opco Member holds less than 2,000 Paired Units or (iii) effect a Redemption more than one time in any calendar month.

The foregoing description of the Fourth A&R Viper Opco LLCA does not purport to be complete and is qualified in its entirety by reference to the Fourth A&R Viper Opco LLCA, a copy of which is included as Exhibit 3.4 to this Current Report and is incorporated herein by reference.

Assignment and Assumption Agreements

In connection with the Closing, Former Viper and New Viper entered into Assignment and Assumption Agreements with various counterparties, pursuant to which Former Viper assigned to New Viper, and New Viper assumed from Former Viper, the following agreements:

•	Second Amended and Restated Registration Rights Agreement, dated as of November 10, 2023, effective as of November 13, 2023, by and between Viper Energy Partners LP and Diamondback;

•	Amended and Restated Registration Rights Agreement, dated as of January 30, 2025 by and among Former Viper, Tumbleweed Royalty IV, LLC and the other holders party thereto;

•	Registration Rights Agreement, dated as of February 14, 2025, by and among Former Viper and certain affiliates of Morita Ranches Minerals, LLC;

•	Exchange Agreement, dated as of February 14, 2025, by and among Former Viper, Viper Opco and certain affiliates of Morita Ranches Minerals, LLC;

•	Class B Common Stock Option Agreement, dated as of October 1, 2024, by and between Former Viper, Viper Opco and Tumbleweed Royalty IV, LLC;

•	Second Amended and Restated Exchange Agreement, dated as of October 1, 2024, by and among Former Viper, Viper Opco, Diamondback E&P LLC, Diamondback and Tumbleweed Royalty IV, LLC;

•

Services and Secondment Agreement, dated as of November 2, 2023, by and among Diamondback E&P LLC, Viper Energy Partners LP, Viper Energy Partners GP LLC and Viper Opco (the “Services and Secondment Agreement”); and

•	Amended and Restated Tax Sharing Agreement, dated as of November 10, 2023, effective as of November 13, 2023, by and between Former Viper and Diamondback.

Descriptions of the foregoing agreements are included in Former Viper’s Current Reports on Form 8-K filed with the SEC on November 13, 2023 and October 2, 2024, and its definitive proxy statement for Former Viper’s 2025 Annual Meeting of Stockholders, filed with the SEC on Schedule 14A on April 10, 2025 (the “2025 Annual Proxy”), in the sections entitled “Payment to Diamondback and Its Affiliates under the Services and Secondment Agreement”, “Diamondback Registration Rights Agreement and Exchange Agreement”, “Tax Sharing Agreement” and “Agreements with TWR IV and Morita Ranches Equity Recipients”, which descriptions are incorporated herein by reference. These descriptions do not purport to be complete and are qualified in their entirety by reference to such documents, copies of which are filed as Exhibits 4.2, 4.3, 4.4, 4.5, 4.6, 4.7, 10.1 and 10.2, respectively, to this Current Report and are incorporated herein by reference.

The foregoing description of the assignment and assumption agreements does not purport to be complete and is qualified in its entirety by reference to the form of assignment and assumption agreement, a copy of which is filed as Exhibit 10.3 to this Current Report and is incorporated herein by reference.

Second Supplemental Indenture

As previously disclosed, on July 23, 2025, Viper Opco, as issuer, and Computershare Trust Company, National Association, as trustee (the “Trustee”) entered into an Indenture (the “Base Indenture”) providing for the issuance of an unlimited principal amount of securities (the “Securities”) and, pursuant to that certain First Supplemental Indenture dated as of July 23, 2025, by and between Viper Opco, Former Viper and the Trustee, Viper Opco issued Securities in the form of $500,000,000 in aggregate principal amount of 4.900% Senior Notes due 2030 (the “2030 Notes”) and $1,100,000,000 in aggregate principal amount of 5.700% Senior Notes due 2035 (such notes, together with the 2030 Notes, the “Notes”).

In connection with the Closing, on August 19, 2025, New Viper, Viper Opco and the Trustee entered into a Second Supplemental Indenture (the “Second Supplemental Indenture”) to the Base Indenture. Pursuant to the Second Supplemental Indenture, New Viper provided a full and unconditional guarantee of Viper Opco’s obligations with respect to the Securities (including the Notes).

The foregoing description of the Second Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the Second Supplemental Indenture, a copy of which is filed as Exhibit 4.8 to this Current Report and is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets

The information set forth in the Introductory Note above is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 under the heading “Second Supplemental Indenture” and under Item 8.01 under the headings “Revolving Credit Agreement Guarantee” and “Term Loan Credit Agreement Guarantee” is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities

The disclosure set forth in the Introductory Note and Item 1.01, insofar as it relates to the issuance of approximately 73.3 million Viper Opco Units and approximately 193.1 million shares of New Viper Class B Common Stock and the terms by which such Viper Opco Units, together with the Viper Opco Units outstanding immediately prior to the Closing, and shares of New Viper Class B Common Stock may be redeemed or exchanged for approximately 193.1 million shares of New Viper Class A Common Stock, is incorporated into this Item 3.02 by reference. The issuance of Viper Opco Units and shares of New Viper Class B Common Stock was made in reliance on the exemption from registration requirements under the Securities Act, pursuant to Section 4(a)(2) thereof.

Item 3.03	Material Modification to Rights of Security Holders

The sections entitled “Description of New Viper Securities” and “Comparison of Stockholder Rights and Corporate Governance Matters” beginning on pages 127 and 140, respectively, of the Joint Information Statement/Proxy Statement/Prospectus are incorporated by reference herein and are qualified in their entirety by reference to the amended and restated certificate of incorporation of New Viper (the “Amended and Restated Certificate of Incorporation”), as amended by the Certificate of Amendment to the Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”), and the amended and restated bylaws of New Viper (the “Amended and Restated Bylaws”), which are filed as Exhibit 3.1, Exhibit 3.2 and Exhibit 3.3, respectively, to this Current Report and incorporated by reference herein.

The information set forth in the Introductory Note and in Items 2.01 and 5.03 of this Current Report is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Directors

Effective as of August 19, 2025, in connection with the completion of the Mergers, consistent with the information set forth in the Joint Information Statement/Proxy Statement/Prospectus, the members of the Board of Directors of New Viper (the “New Viper Board”) are the same as the members of the board of directors of Former Viper immediately prior to the Closing.

Each of W. Wesley Perry, Spencer D. Armour, III, Frank C. Hu and James L. Rubin was appointed to the Audit Committee. Each of James L. Rubin, Laurie H. Argo, Spencer D. Armour, III and W. Wesley Perry was appointed to the Compensation Committee. Each of Laurie H. Argo, Spencer D. Armour, III, Frank C. Hu and W. Wesley Perry was appointed to the Nominating and Corporate Governance Committee.

The table below sets forth the composition of the committees of the New Viper Board following the Closing:

Board Member	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Kaes Van’t Hof
Steven E. West
Laurie H. Argo		X	X (Chair)
Spencer D. Armour, III	X	X	X
Frank C. Hu	X		X
W. Wesley Perry	X (Chair)	X	X
James L. Rubin	X	X (Chair)
Travis D. Stice

Biographical information for each of the above named directors is set forth in the 2025 Annual Proxy, in the section entitled “Director Nominations” and is incorporated herein by reference.

Any transactions in which any of New Viper’s directors have a material interest subject to disclosure under Item 404(a) of Regulation S-K have been previously reported in the 2025 Annual Proxy, in the section entitled “Certain Relationships and Related Party Transactions”, which is incorporated herein by reference.

Effective retroactive to April 1, 2025, in connection with the completion of the Mergers, New Viper adopted the Viper Energy, Inc. 2025 Director Compensation Program. Under the program, each non-employee director will receive an annual cash fee of $80,000, payable quarterly in advance. Each non-employee director will also receive an annual grant of restricted stock units in respect of New Viper Common Stock with a grant date value of $175,000. Such restricted stock units will be granted annually at the close of business on the date of the annual meeting of stockholders, and will fully vest on the earlier of the first anniversary of the date of grant or the occurrence of the next annual meeting of stockholders following the date of grant. Members of the Audit Committee will receive additional cash fees of $10,000 (or $15,000 in the case of the Chair of the Audit Committee) and members of other committees of the New Viper Board will receive additional cash fees of $5,000 (or $10,000 in the case of the Chair of the committee), payable quarterly in advance.

Appointment of Executive Officers

Effective as of August 19, 2025, in connection with the completion of the Mergers, consistent with the information set forth in the Joint Information Statement/Proxy Statement/Prospectus, the executive officers of New Viper and their ages, positions and titles, which are listed below, are the same as the executive officers of Former Viper immediately prior to the Closing.

Name	Age	Position
Kaes Van’t Hof	39	Chief Executive Officer
Austen Gilfillian	32	President
Teresa L. Dick	55	Executive Vice President, Chief Financial Officer and Assistant Secretary
Matt Zmigrosky	47	Executive Vice President, General Counsel and Secretary
Al Barkmann	44	Executive Vice President and Chief Engineer

Biographical information for each of the above listed executive officers is set forth in the 2025 Annual Proxy, in the section entitled “Executive Officers” and is incorporated herein by reference.

Any transactions to which New Viper is a party in which any of New Viper’s executive officers have a material interest subject to disclosure under Item 404(a) of Regulation S-K have been previously been reported in the 2025 Annual Proxy, in the section entitled “Certain Relationships and Related Party Transactions”, which is incorporated herein by reference.

The compensation payable to the above listed executive officers of New Viper is described in the 2025 Annual Proxy, in the sections entitled “Compensation Discussion and Analysis” and “Compensation Tables”, which such descriptions are incorporated herein by reference, except for the compensation payable to New Viper’s President, Austen Gilfillian, who was appointed to the executive officer position of President effective February 20, 2025 and was not an executive officer of Former Viper during 2024, and whose compensation was described in Former Viper’s Current Report on Form 8-K, filed with the SEC on February 20, 2025, which such description is incorporated herein by reference.

The services provided by the foregoing executive officers of New Viper are governed by the terms of the Services and Secondment Agreement, pursuant to which Diamondback and its wholly owned subsidiary, Diamondback E&P LLC, provide general and administrative services to New Viper, including the services of New Viper’s executive officers.

A description of the Services and Secondment Agreement is included in the 2025 Annual Proxy, in the section entitled “Compensation Discussion and Analysis—Executive Compensation Policy and Objections” and is incorporated herein by reference. This description does not purport to be complete and is qualified in its entirety by reference to the Services and Secondment Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

Indemnification of Directors and Officers

On August 19, 2025, New Viper entered into indemnification agreements with each of the directors and officers of New Viper. These agreements require New Viper to indemnify these individuals to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to New Viper, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified.

The foregoing description of the indemnification agreements does not purport to be complete and is qualified in its entirety by reference to the form of indemnification agreement, a copy of which is filed as Exhibit 10.4 to this Current Report, is incorporated herein by reference and is substantially similar to the indemnification agreements entered into with each of New Viper’s directors and officers.

Compensatory Plans

In connection with the Closing, New Viper assumed the Viper Energy, Inc. Amended and Restated 2024 Long Term Incentive Plan (the “Viper LTIP”) and the outstanding equity awards thereunder (including awards held by the above described directors and executive officers), subject to applicable adjustments to such equity awards in the manner set forth in the Merger Agreement. New Viper also assumed the remaining share reserves available for issuance under the Viper LTIP, in each case subject to applicable adjustments to relate to New Viper Common Stock.

A description of the Viper LTIP is included in the 2025 Annual Proxy, in the section entitled “Compensation Discussion and Analysis” and is incorporated herein by reference. This description does not purport to be complete and is qualified in its entirety by reference to the Viper LTIP, a copy of which is filed as Exhibit 10.5 to this Current Report and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective as of August 18, 2025, in connection with the Mergers, New Viper amended and restated its certificate of incorporation and its bylaws to reflect the changes contemplated by the Merger Agreement and described in the Joint Statement/Proxy Statement/Prospectus, other than changing its corporate name to “Viper Energy, Inc.” as described below.

Effective as of immediately following the completion of the Mergers on August 19, 2025 and in accordance with the Merger Agreement, New Viper changed its corporate name from “New Cobra Pubco, Inc.” to “Viper Energy, Inc.” and filed the Certificate of Amendment and amended and restated its bylaws to reflect such name change.

Descriptions of New Viper’s Amended and Restated Certification of Incorporation and Amended and Restated Bylaws, and the amendments made thereto in connection with the Mergers, are included in the Joint Information Statement/Proxy Statement/Prospectus in the sections entitled “Description of New Viper Securities” and “Comparison of Stockholder Rights and Corporate Governance Matters” beginning on pages 127 and 140 of the Joint Information Statement/Proxy Statement/Prospectus, respectively, and are incorporated herein by reference. These descriptions do not purport to be complete and are qualified in their entirety by reference to New Viper’s Amended and Restated Certificate of Incorporation, Certificate of Amendment and Amended and Restated Bylaws, copies of which are filed as Exhibits 3.1, 3.2 and 3.3, respectively, to this Current Report and are incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On August 19, 2025, New Viper issued a press release announcing the consummation of the Mergers. A copy of the press release is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

The information contained in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act, except as shall be expressly set forth by specific reference to such filing.

Item 8.01	Other Events

Revolving Guaranty Agreement Joinder

As previously disclosed, on June 12, 2025, Viper Opco, as borrower, Former Viper as guarantor, the lenders party thereto and Wells Fargo Bank, National Association, as administrative agent (the “Revolving Administrative Agent”), entered into a credit agreement providing for a revolving credit facility (the “Revolving Credit Agreement”). In accordance with the terms of the Revolving Credit Agreement, guarantors including Former Viper executed a Guaranty Agreement (the “Revolving Guaranty Agreement”), dated as of June 12, 2025, in favor of the Revolving Administrative Agent.

In connection with the Closing, on August 19, 2025, New Viper entered into a Joinder Agreement in favor of the Revolving Administrative Agent, pursuant to which New Viper became party to the Revolving Guaranty Agreement and fully and unconditionally guaranteed Viper Opco’s obligations with respect to the Revolving Credit Agreement.

Term Loan Guaranty Agreement Joinder

As previously disclosed, on July 23, 2025, Viper Opco, as borrower, Former Viper as guarantor, the lenders party thereto and Goldman Sachs Bank USA, as administrative agent (the “Term Loan Administrative Agent”), entered into a credit agreement providing for a term loan facility (the “Term Loan Credit Agreement”). In connection with the Term Loan Credit Agreement, Former Viper executed a Guaranty Agreement (the “Term Loan Guaranty Agreement”), dated as of July 23, 2025, in favor of the Term Loan Administrative Agent.

In connection with the Closing, on August 19, 2025, New Viper entered into a Joinder Agreement in favor of the Term Loan Administrative Agent, pursuant to which New Viper became party to the Term Loan Guaranty Agreement and fully and unconditionally guaranteed Viper Opco’s obligations with respect to the Term Loan Credit Agreement.

Description of Capital Stock

The Description of Capital Stock set forth in Exhibit 4.9 is being filed for the purpose of providing a description of the capital stock of New Viper and is incorporated into this Item 8.01 by reference. This summary does not purport to be complete and is qualified in its entirety by reference to New Viper’s Amended and Restated Certificate of Incorporation, Certificate of Amendment and Amended and Restated Bylaws, copies of which are filed as Exhibit 3.1, 3.2 and Exhibit 3.3, respectively, to this Current Report and are incorporated herein by reference, as well as applicable provisions of Delaware law.

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

To be filed by amendment not later than 71 days after the latest date this Current Report is required to be filed with the SEC.

(b) Pro Forma Financial Information

To be filed by amendment not later than 71 days after the latest date this Current Report is required to be filed with the SEC.

(d) Exhibits.

Exhibit Number	Description of Exhibit

2.1*	Agreement and Plan of Merger, dated as of June 2, 2025, by and among Former Viper, Viper Opco, Sitio, Sitio Opco, New Viper, Viper Merger Sub and Sitio Merger Sub (incorporated by reference to Exhibit 2.1 of Former Viper’s Current Report on Form 8-K dated June 4, 2025).

3.1	Amended and Restated Certificate of Incorporation of New Viper.

3.2	Certificate of Amendment to the Certificate of Incorporation of New Viper.

3.3	Amended and Restated Bylaws of New Viper.

3.4*	Fourth Amended and Restated Limited Liability Company Agreement of Viper Opco.

4.1	Registration Rights Agreement, dated August 19, 2025, between New Viper and certain holders of Sitio Opco Units.

4.2	Second Amended and Restated Registration Rights Agreement, dated as of November 10, 2023, effective as of November 13, 2023, by and between Viper Energy Partners LP and Diamondback (incorporated by reference to Exhibit 10.3 of Former Viper’s Current Report on form 8-K filed on November 13, 2023).

4.3	Amended and Restated Registration Rights Agreement, dated as of January 30, 2025, by and among Former Viper, Tumbleweed Royalty IV, LLC and the other holders party thereto (incorporated by reference to Exhibit 4.4 of Former Viper’s Registration Statement on Form S-3, filed on April 1, 2025).

4.4	Registration Rights Agreement, dated as of February 14, 2025, by and among Former Viper and certain affiliates of Morita Ranches Minerals, LLC (incorporated by reference to Exhibit 4.4 of Former Viper’s Annual Report on Form 10-K filed on February 26, 2025).

4.5	Exchange Agreement, dated as of February 14, 2025, by and among Former Viper, Viper Opco and certain affiliates of Morita Ranches Minerals, LLC (incorporated by reference to Exhibit 4.5 of Former Viper’s Annual Report on Form 10-K filed on February 26, 2025).

4.6	Class B Common Stock Option Agreement, dated as of October 1, 2024, by and between Former Viper, Viper Opco and Tumbleweed Royalty IV, LLC (incorporated by reference to Exhibit 4.1 of Former Viper’s Current Report on Form 8-K filed on October 2, 2024)

4.7	Second Amended and Restated Exchange Agreement, dated October 1, 2024, by and among Former Viper, Viper Opco, Diamondback E&P LLC, Diamondback and Tumbleweed Royalty IV, LLC (incorporated by reference to Exhibit 4.2 of Former Viper’s Current Report on Form 8-K filed on October 2, 2024).

4.8	Second Supplemental Indenture, dated as of August 19, 2025, by and among Viper Opco, New Viper and Computershare Trust Company, National Association.

4.9	Description of Capital Stock.

10.1	Services and Secondment Agreement, dated as of November 2, 2023, by and among Diamondback E&P LLC, Viper Energy Partners LP, Viper Energy Partners GP LLC and Viper Opco (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K, filed by Viper Energy Partners LP with the SEC on November 2, 2023).

10.2	Amended and Restated Tax Sharing Agreement, dated as of November 10, 2023, effective as of November 13, 2023, by and between Former Viper and Diamondback (incorporated by reference to Exhibit 10.2 of the Former Viper’s Current Report on Form 8-K filed on November 13, 2023).

10.3	Form of Assignment and Assumption Agreement.

10.4	Form of Indemnification Agreement.

10.5	Viper Energy, Inc. 2024 Amended and Restated Long Term Incentive Plan (incorporated by reference to Appendix A to the definitive proxy statement for Former Viper’s 2024 Annual Meeting of Stockholders, filed with the SEC on Schedule 14A on April 25, 2024).

99.1**	Press Release, dated August 19, 2025.

*

Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant will furnish copies of any such schedules or exhibits to the U.S. Securities and Exchange Commission upon request.

**	Furnished, not filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIPER ENERGY, INC. (FORMERLY NEW COBRA PUBCO, INC.)

Date: August 19, 2025	By:	/s/ Matt Zmigrosky
	Name:	Matt Zmigrosky
	Title:	Executive Vice President, General Counsel and Secretary